First Allmerica Financial Life Insurance Company	commonwealthannuity.com
132 Turnpike Road, Suite 210	* 800.828.2752	–	Commonwealth Annuity Value
Southborough, MA 01772			Generation
508-460-2400 – phone	* 800.782.8321	–	Directed Advisory Solutions
508-460-2401 – fax	* 800.533.7881	–	Exec Annuity Plus,
Commonwealth Annuity
Advantage, Immediate Variable
Annuity, Commonwealth Annuity
Premier Choice

ANNUAL REPORT – 12/31/2010

FOR CONTRACT HOLDERS OF:	EXEC ANNUITY PLUS, COMMONWEALTH ANNUITY ADVANTAGE,
IMMEDIATE VARIABLE ANNUITY, COMMONWEALTH ANNUITY PREMIER
CHOICE, DIRECTEDADVISORYSOLUTIONS AND
ALLMERICA VALUE GENERATION

March 17, 2011

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Subj:	Separate Account VA-K 1940 Act Registration Number: 811-8114 1933 Act Registration Numbers: 33-71052, 333-81859, 333-38276, 333-90545, 333-87105 CIK: 0000914284 Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-K, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust (Service Shares)	1046292	February 24, 2011
AllianceBernstein Variable Products Series Fund, Inc. (Class B)	825316	February 24, 2011
Delaware VIP Trust (Standard and Service Class)	814230	March 1, 2011
DWS Investments VIT Funds (Class A)	1006373	February 24, 2011
DWS Variable Series II (Class A)	810573	February 24, 2011
Eaton Vance Variable Trust	1121746	February 25, 2011
Fidelity Variable Insurance Products Fund (Initial Class)	356494	February 25, 2011
Fidelity Variable Insurance Products Fund II (Service Class 2)	831016	February 25, 2011

Fidelity Variable Insurance Products Fund III (Service Class 2)	927384	February 22, 2011
Franklin Templeton Variable Insurance Products Trust (Class 2)	837274	March 3, 2011
Invesco Variable Insurance Funds (Series I and II Shares)	896435	February 25, 2011
Janus Aspen Series (Service Shares)	906185	February 28, 2011
MFS® Variable Insurance TrustSM (Service Class)	918571	March 2, 2011
Oppenheimer Variable Account Funds (Service Shares)	752737	February 24, 2011
Pioneer Variable Contracts Trust (Class II)	930709	March 1, 2011
T. Rowe Price International Series, Inc.	918292	February 22, 2011

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ SCOTT D. SILVERMAN

Scott D. Silverman
Senior Vice President, General Counsel
and Corporate Secretary

First Allmerica Financial Life Insurance Company
132 Turnpike Road, Suite 210 * Southborough, MA 01772